Fees Summary	Oct. 23, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	11,157.21
Total Transaction Valuation	80,790,768.28
Total Offset Amount	0.00
Net Fee	$ 11,157.21